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                                                                 EXHIBIT e(2)(c)

                                 AMENDMENT NO. 2
                                       TO
                          MASTER DISTRIBUTION AGREEMENT


         The Master Distribution Agreement (the "Agreement"), dated as of February 28, 1997 by and between AIM Variable Insurance Funds, Inc., a Maryland corporation and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                       AIM VARIABLE INSURANCE FUNDS, INC.

o    AIM V.I. Aggressive Growth Fund
o    AIM V.I. Balanced Fund
o    AIM V.I. Capital Appreciation Fund
o    AIM V.I. Capital Development Fund
o    AIM V.I. Diversification Income Fund
o    AIM V.I. Global Growth and Income Fund
o    AIM V.I. Global Utilities Fund
o    AIM V.I. Government Securities Fund
o    AIM V.I. Growth Fund
o    AIM V.I. Growth and Income Fund
o    AIM V.I. High Yield Fund
o    AIM V.I. International Equity Fund
o    AIM V.I. Money Market Fund
o    AIM V.I. Telecommunications Fund
o    AIM V.I. Value Fund"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: December 14, 1998
       -----------
                                          AIM VARIABLE INSURANCE FUNDS, INC.

Attest: /s/ NANCY L. MARTIN               By: /s/ ROBERT H. GRAHAM
       -----------------------               ----------------------------------
        Assistant Secretary                       President


                                                     A I M DISTRIBUTORS, INC.

Attest: /s/ NANCY L. MARTIN               By: /s/ MICHAEL J. CEMO
       -----------------------               ----------------------------------
        Assistant Secretary                       President